                                                                   EXHIBIT 10.11

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                SUPPLY AGREEMENT

This Supply Agreement (this "Agreement") is entered into this 11th day of February, 1998 by and between Cook Imaging Corporation ("Cook"), an Indiana corporation having a principal place of business at 927 South Curry Pike, Bloomington, Indiana 47403, and PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation having a principal place of business at One Hampshire Street, Cambridge, Massachusetts ("PRAECIS").

RECITALS

1. PRAECIS is engaged in the development, sale and distribution of pharmaceuticals products;

2. Cook is engaged in the filling and labeling of certain pharmaceutical products;

3. PRAECIS and Cook desire to have Cook fill, bulk package, and ship to PRAECIS or its designee pharmaceutical products for development, distribution and sale by PRAECIS.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

DEFINITIONS

As used in this Agreement, the following words and phrases shall have the following meanings:

1.1 "Affiliate" of a party hereto shall mean any entity which controls, is controlled by, or is under common control with such party. For purposes of this definition, a party shall be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting equity of another entity (or other comparable ownership interest for an entity other than a corporation). For

         CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION.
                 ASTERISKS (*) DENOTE SUCH OMISSIONS.

purposes of this agreement, "Affiliate" shall also include development and or marketing partners.

1.2 "Drug Product Intermediate" shall mean the PPI-149-*** in powder form.

1.3 "Effective Date" shall mean the date on which both parties have executed this Agreement.

1.4 "Confidential Information" shall mean all information and data provided by the parties to each other hereunder except any portion thereof which:

(i) is known to the recipient as evidenced by its written records before receipt thereof under this Agreement;

(ii) is disclosed to the recipient after acceptance of this Agreement by a third person who has the right to make such disclosure;

(iii) is or becomes part of the public domain through no fault of the recipient;

(iv) which the recipient can reasonably establish is independently developed by recipient without access to the information disclosed hereunder; or

(v) is required to be disclosed by governmental or judicial order, rule, law or regulation; provided in such case the recipient shall provide the disclosing party a notice of such required disclosure and an opportunity to contest such disclosure.

1.5 "Contract Requirements" shall mean PRAECIS' requirements for the development, and launch of Product in the United States and all other parts of the world during the term.

1.6 "Environmental Laws" shall mean all applicable federal, state and local laws, ordinances and regulations relating to environmental protection or control and handling of hazardous materials, including, but not limited to, the Federal Water Pollution Control Act, the Resource Conservation & Recovery Act, the Safe Drinking Water Act, the Toxic Substance Control Act, the Clean Air Act, the Comprehen-sive Environmental Response Compensation and Liability Act, the Occupational Safety and Health Act, all as amended, and other comparable local, state and federal laws.

1.7 "Manufacture" shall mean the filling, bulk packaging, bulk labeling, and associated QC release of Product by Cook.

1.8 "Presentation" shall mean the treated Type I glass tubing vial with rubber stopper and aluminum seal in which the Product is packaged.

1.9 "Product shall mean "PPI-149-Depot" in final packaged and labeled form.

1.10 "Product Specifications" shall mean the specifications for Product that are set forth in the Provisional Product Specification Sheet. (Schedule 2)

1.11 "Project Plan" shall mean the manual containing the parameters for the Manufacture of Product as set forth in Schedule I attached hereto and by reference made a part hereof.

1.12 "Provisional Product Specification Sheet" shall mean a listing of the Product Specifications and the testing to be performed on the Drug Product Intermediate, the in-process Product, the Product, and the stability program. The stability program shall be mutually agreed upon using protocols consistent with ICH guidelines by the Parties as soon as practical.

1.13 "PRAECIS Trademarks and Tradenames" shall mean the proprietary name for Product owned or licensed by PRAECIS.

QUANTITY AND MANUFACTURE OF PRODUCT

2.1 Pursuant to the terms and conditions of this Agreement, PRAECIS shall purchase from Cook the Contract Requirements of Product, and Cook shall Manufacture and deliver to PRAECIS the Contract Requirements of Product in accordance with the Project Plan.

2.2. Both Parties shall collaborate to develop and file rework procedures. If during the Manufacture of any lot of Product, any rework or remanufacture is required in order to meet the Product Specifications, Cook shall conduct such rework or remanufacture at Cooks expense. Product Specifications may be modified from

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

time to time by prior written agreement signed by an authorized representative of each party without the necessity of amending this Agreement.

FORECASTS AND ORDER

3.1 Upon the Effective Date of this Agreement and on or before the first day of each calendar quarter thereafter, PRAECIS will provide to Cook PRAECIS' good faith estimate of PRAECIS' Contract Requirements for that quarter and the succeeding three quarters. PRAECIS shall not submit unit forecasts for any quarter in an amount greater than *** units. Cook specifically agrees that such forecasts submitted by PRAECIS will be for general planning purposes only, and shall not be binding on PRAECIS nor affect PRAECIS' right to submit orders under
Section 3.2 of this Agreement. During each calendar quarter, Cook shall supply PRAECIS with quantity of Product ordered by PRAECIS unless the quantity for any quarter exceeds *** percent (***%) of PRAECIS' estimated quantity for such calendar quarter in accordance with this Section 3.1, in which case Cook shall supply PRAECIS with at least ***% of PRAECIS' estimated quantity.

3.2 PRAECIS shall submit its purchase orders from time to time to Cook covering PRAECIS' purchases of Product pursuant to this Agreement. Each purchase order shall designate the quantity of Product covered by the order, shipping instructions, and appropriate delivery addresses and shall specify the delivery date, of no earlier than thirty (30) days from the date PRAECIS submits the purchase order. Except as provided herein, such purchase order shall be binding to PRAECIS and to Cook. Cook shall provide a confirmation of receipt of the purchase order. If Cook is unable to meet the specified delivery date, ("Failure to Supply"), Cook shall promptly notify PRAECIS and provide to PRAECIS an alternative delivery date within 30 days of the originally specified delivery date, in which case the Cook shall not be deemed to be in breach of its supply obligations. To the extent of any conflict between purchase orders submitted by PRAECIS and this Agreement, this Agreement shall control.

3.3 Immediately upon Cook's confirmation of a PRAECIS purchase order, PRAECIS shall ship to Cook, F.O.B. Cook in Bloomington, Indiana, without cost to Cook, a quantity of Drug Product Intermediate necessary for Manufacture of the

Product ordered pursuant to such purchase order. Cook shall have no responsibility for delays in delivery of Product caused by delays in receipt of Drug Product Intermediate from PRAECIS.

PRICE

4.1 The price and payment schedule to be paid by PRAECIS for Product ("Purchase Price") shall be set forth in Annex A - Pricing Schedule.

4.2 If Cook is unable to fulfill the orders placed by PRAECIS, the price to be paid by PRAECIS shall be calculated on quantities ordered by PRAECIS and for which COOK is responsible to supply per 3.1.

SHIPMENT AND INVOICING

5.1 Product shall be delivered to PRAECIS, or its designate, F.O.B. Cook's facility in Bloomington, Indiana freight collect, by a common carrier designated by PRAECIS. Title and risk of loss, delay or damage in transmit shall pass to PRAECIS upon delivery by Cook of Product to common carrier at Cook's facility.

5.2 Cook shall invoice PRAECIS for Products as of the date shipped by Cook. Each such invoice shall be payable by PRAECIS net thirty (30) days from date of receipt by PRAECIS of the invoice. Payments not received within thirty (30) days from the date of receipt by PRAECIS of the invoice shall bear interest at 1 1/2% per month. PRAECIS shall be responsible for all taxes, fees, and other expenses incurred in connection with the distribution and sale of Product. Any claims arising from alleged Product shortages, or failures in shipment or delivery shall be waived and released by Buyer unless made in writing to Cook within twenty (20) business days from the date of delivery.

6.1. PRAECIS shall have a period of sixty (60) days from the date of receipt of Product at PRAECIS or other facility designated in the purchase order to inspect any shipment of Product to determine whether that shipment conforms to the Product Specifications except as specifically provided for in 6.2. If PRAECIS believes that any shipment of Product does not conform to the Product Specifications, PRAECIS shall, within five (5) days of when such non-conformity of the Product to the Specifications is or reasonably should have been discovered, but in no case more than sixty (60) days from the receipt of product, except as specifically provided in 6.2, so notify Cook by telephone including a detailed explanation of the non-confor-mity and shall confirm such notice with a written confirmation by overnight delivery. If Cook agrees that the Product does not conform to the Product Specifications, it shall notify PRAECIS by telephone and shall confirm such notice with a written confirmation. If Cook agrees that the Product does not conform to the Product Specifications, PRAECIS shall return the non-conforming Product to Cook, at Cook's expense, for disposal or rework at PRAECIS' discretion, by Cook at Cook's expense. If Cook does not agree with PRAECIS' determination that the Product does not conform to the Product Specifications, Cook shall notify PRAECIS by telephone and shall confirm such notice with a written confirmation. In the event of a dispute as to whether or not Product is non-conforming, PRAECIS and Cook shall use good faith efforts to resolve the issues as to whether the Product conforms to Product Specifications. In case Cook and PRAECIS cannot resolve the issue as to the conformity or non-conformity of Product, the subject will be submitted to a mutually acceptable lab for determination. The determination of such mutually acceptable lab shall be binding on the parties. The non-prevailing party shall bear the cost of testing at the mutually acceptable lab. In the event PRAECIS fails to notify Cook of non-conforming Product with the sixty (60) day period, PRAECIS shall be deemed to have accepted such Product. Cook, at its expense, shall use its commercial good faith to replace any confirmed, non-conforming Product, including nonrecoverable Drug Product Intermediate, within the shortest reasonable time.

6.2. Product will be tested routinely by Cook for stability in accordance with mutually agreed upon protocols consistent with ICH guidelines. In the event a lot of Product is shown to be significantly less stable than NDA registration stability lots, and upon investigation the decreased stability is attributable solely to Manufacture, Cook will recover and resupply at its expense.

TERM AND TERMINATION

7.1 This Agreement shall be effective on the Effective Date and shall continue until NDA Approval of the Product (the "Term" unless earlier terminated in accordance with the terms of this Agreement.

7.2 Either party may terminate this Agreement upon the breach of any material provision of this Agreement by the other party, including Failure to Supply, if such breach is not cured within thirty (30) days after written notice thereof to the breaching party.

7.3 In the event of the termination or cancellation of this Agreement, with the exception of termination by PRAECIS for breach by Cook, PRAECIS shall reimburse Cook for all raw materials and components ordered prior to termination and not cancellable at no cost to Cook. PRAECIS shall pay prices described in Annex A for (a) all work-in-process commenced by Cook and (b) all finished goods of Cook. Cook shall ship such materials to PRAECIS at PRAECIS' cost and per PRAECIS' instructions. PRAECIS shall make payment for all expenses described in this Section 7.3 net thirty (30) days from the invoice date.

7.4 Termination, expiration, cancellation or abandonment of this Agreement through any means or for any reason shall not relieve the parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement and the provisions of Section 11, 13, 15 and 16 hereof shall survive.

7.5 The Parties agree to discuss in good faith an extension of this Agreement upon expiration, it being understood that the terms of an extended agreement would be substantially equivalent to the terms of this Agreement.

MANUFACTURE OF PRODUCT

8.1 Product shall be Manufactured in accordance with current Good Manufacturing Practices promulgated by the United States Food and Drug Administration (the "FDA") and the applicable New Drug Application (NDA) filed with the FDA. If applicable, Product shall be manufactured in accordance with foreign (i.e., outside of the United States) current Good manufacturing Practices and applicable laws and regulations, pursuant to submissions filed. PRAECIS shall be responsible for keeping Cook apprised of any foreign submissions and providing Cook copies of said submissions.

8.2 PRAECIS, and its Affiliates, shall have the right to inspect Cook's facilities solely as they relate to the Manufacture of the Product, to determine compliance with (i) current Good Manufacturing Practices and (ii) applicable federal, state and local laws, regulations and rules. Such inspections shall not occur more than twice per year with a greater frequency only upon approval by COOK. Such inspections shall be scheduled at mutually agreeable times upon reasonable advance written notice to Cook, shall be at PRAECIS' or its Affiliates' expense, and shall be conducted in a manner that in no way interrupts or impairs, in any significant manner, the manufacturing operations, at such facilities in which Cook manufactures, tests, sources materials and/or stores Product. These facilities are specified in Schedule I. The location of manufacturing operations shall not be changed without appropriate change of control procedures. Cook shall use good faith efforts to enable PRAECIS to inspect and sample materials from all Cook suppliers as they relate to the Manufacture of Product. All information disclosed or reviewed in such inspections shall be deemed to be Confidential Information.

8.3 Cook agrees to collaborate with PRAECIS and its Affiliates before, during and after any regulatory inspection which is relevant to the Manufacture of the Product. Any observations from any inspection of Cook will be discussed and an action plan for prompt resolution of any identified issue will be agreed to by both Parties and implemented by Cook.

8.4. Cook shall test, or cause to be tested, in accordance with the Specifications, each batch of Product Manufactured pursuant to this Agreement before delivery to PRAECIS. A certificate of analysis for each released batch of Product delivered to PRAECIS shall set forth the items tested by Cook, specifications, and test results. Cook shall send, or cause to be sent, such certificates to PRAECIS prior to or at the same time of shipment of Product to PRAECIS. Cook shall also send as soon as possible, but in no case later than one week later, additional documentation, consisting of batch records and a statement of GMP compliance, and such other documents to be agreed upon by Cook and PRAECIS.

8.5. At PRAECIS' option, Cook shall perform all stability testing required to be performed on production batches of Product as per 1.12.

8.6. PRAECIS shall provide Cook a Material Safety Data Sheet for Product. Cook shall immediately notify PRAECIS of any unusual health or environmental occurrence relating to the Product, including, but not limited to any claim or complaint by any Cook employee or third party that the operations of Cook pursuant to this Agreement have resulted in any adverse health or safety effect on an employee or third party. Cook agrees to advise PRAECIS immediately of any safety or toxicity problems of which it becomes aware regarding the Product.

PURCHASE OF MATERIALS

9.1. Cook shall purchase at Cook's expense all packaging materials listed in
Schedule I, primary container components and secondary packaging materials required to supply Product. Cook will be responsible for any and all subcontractor expenses, including but not limited to sterilization testing, incurred to Manufacture Product.

TRADEMARKS AND TRADENAMES

10.1. PRAECIS hereby licenses Cook to use the PRAECIS Trademarks and Tradenames for the sole purpose of allowing Cook to fulfill its responsibilities under this Agreement.

10.2. PRAECIS shall be solely responsible for selecting, registering and enforcing the PRAECIS Trademarks and Tradenames used to identify the Product and shall have sole and exclusive rights in such PRAECIS Trademarks and Tradenames.

WARRANTY AND LIMITATION OF DAMAGES

11.1. Cook warrants that Product shall conform with the Product Specifications at the time of Manufacture, and shall be Manufactured in accordance with GMP. The Parties agree that a system of mutual change control shall be established. Cook will inform PRAECIS of any implemented change.

11.2. EXCEPT FOR THOSE WARRANTIES SET FORTH IN THIS SECTION 11, SECTION 12 AND
SECTION 13, COOK MAKES NO OTHER WARRANTIES, WRITTEN, ORAL, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED BY COOK. NO WARRANTIES OF COOK MAY BE CHANGED BY ANY REPRESENTATIVES OF COOK. PRAECIS ACCEPTS PRODUCT SUBJECT TO THE TERMS HEREOF.

11.3. PRAECIS' sole and exclusive remedy for breach of this Agreement, with the exception of willful misconduct and willful disregard, is limited to, at PRAECIS discretion, replacement by Cook at the non-conforming Product, including nonrecoverable Drug Product Intermediate, or reimbursement by Cook of the Purchase Price for the non-conforming Product, including nonrecoverable Drug Product Intermediate, except to the extent provided above in this Section 11.3, Cook shall not be liable for loss of use or profits or other collateral, special, consequential or other damages, losses, or expenses, including but not limited to the cost of cover or a recall, except as specified in 14.1, in connection with or by reason of the

Manufacture and delivery of Product under this Agreement whether such claims are founded in tort or contract. The foregoing constitutes the sole and exclusive remedy of PRAECIS and the exclusive liability of Cook. All claims by PRAECIS for breach or default under this Agreement shall be brought within one (1) year after the cause of action accrued or shall be deemed waived.

REPRESENTATION AND WARRANTY REGARDING COMPLIANCE WITH LAWS

12.1. Cook represents and warrants that it has obtained (or will obtain prior to Manufacturing Product), and will remain in compliance with during the term of this Agreement, all permits, licenses and other authorizations (the "Permits") which are required under federal, state and local laws, rules and regulations applicable to the Manufacture only of Product; provided, however, Cook shall have no obligation to obtain Permits relating to the sale, marketing, distribution or use of Drug Product Intermediate or Product or with respect to the labeling of Product. Cook makes no representation or warranty with respect to the sale, marketing, distribution or use of Drug Product Intermediate or Product or as to printed materials supplied by PRAECIS or its designate.

12.2. In the event of any violation or alleged violation by Cook of any of the foregoing laws, rules or regulations which renders Cook unable to perform the obligations imposed on Cook pursuant to this Agreement, PRAECIS shall have the right to terminate this Agreement, in whole or in part, upon fifteen (15) days prior written notice to Cook and the failure of Cook to cure within the fifteen
(15) day period.

12.3. Cook represents and warrants that its execution, delivery and performance of this Agreement will not constitute or result in a breach of or default under any agreement or instrument binding on Cook, and Cook will not enter into any agreement which would prohibit or impair the performance by Cook of its obligations hereunder.

INDEMNIFICATION

13.1. PRAECIS shall indemnify and hold harmless Cook and its employees, subcontractors and agents from and against any and all liabilities, claims, demands, actions, suits, losses, damages, costs and expenses (including reasonable attorney's fees) arising out of or in connection with PRAECIS' storage, promotion, labeling, marketing, distribution, use or sale of Drug Product Intermediate or Product or which otherwise results from PRAECIS' negligence or willful misconduct or its breach of this Agreement, except to the extent caused solely by the negligence or willful misconduct of Cook or its employees, subcontractors or agents or solely by the breach by Cook of its warranties hereunder. Cook shall use its all reasonable efforts to establish supply contracts, that will contain change control provisions consistent with those established between PRAECIS and Cook, with any subcontractors involved in the Manufacture of Product.

13.2. Cook shall indemnify and hold harmless PRAECIS and its employees and agents from and against any and all liabilities, claims, demands, actions, suits, losses, damages, costs and expenses (including reasonable attorney's fees) resulting from Cook's negligence or willful misconduct or from Cook's breach of its warranties hereunder.

13.3. Each of the parties shall promptly notify the other of any such claim or potential claim covered by any of the above subsections of this Section 13 and shall include sufficient information to enable the other party to assess the facts. Each of the parties shall cooperate fully with the other party in the defense of all such claims. No settlement or compromise shall be binding on a party hereto without its prior written consent.

RECALL OF PRODUCT

14.1. In the event PRAECIS shall be required to recall any Product because such Product may violate local, state or federal laws or regulations, the laws or regulations of any applicable foreign government or agency or the Product Specifications, PRAECIS shall be responsible for coordinating such recall. Cook shall cooperate with PRAECIS in connection with any recall, at PRAECIS' expense. If a recall is due solely to Cook's breach of its warranties under this Agreement, Cook shall reimburse PRAECIS for the Purchase Price, including nonrecoverable Drug Product Intermediate, paid by PRAECIS for such recalled Product and any reasonable, out of pocket expenses associated with such recall. Except as specifically set forth above, PRAECIS shall be responsible for all of the costs and expenses of such recall.

INTELLECTUAL PROPERTY
15.1. PRAECIS will indemnify and hold Cook harmless from all liabilities, claims, demands, actions, suits, losses, costs, damages and expenses (including reasonable attorney's fees) arising out of or in connection with any claim that the sale, manufacture, marketing or distribution of Drug Product Intermediate or Product by Cook or PRAECIS violates the proprietary rights of any third party.

15.2. Cook will cooperate with PRAECIS in defending or otherwise resolving any changes of such infringement. PRAECIS will have full control of the defense of any litigation brought against Cook for actual or alleged infringement; however, Cook, at its expense, shall be entitled to be represented by its own counsel in any such litigation. Except as provided in the preceding sentence, PRAECIS shall bear all other costs and expenses of litigation, including its own attorneys' fees, in connection with such alleged infringement, and PRAECIS will reimburse Cook for any disbursement made by Cook in satisfaction of any final judgment issued in any such litigation. In the event that the sale of Product is enjoined due to an alleged infringement by either party, PRAECIS shall refund to Cook the costs incurred by Cook relating to any Product or other materials used in connection with the Manufacture remaining in Cook's possession.

CONFIDENTIAL INFORMATION AND NONDISCLOSURE

16.1 It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Each party agrees to take all reasonable steps to prevent disclosure of Confidential Information to third parties. No provision of this Agreement shall be construed so as to preclude disclosure of Confidential Information as may be reasonably necessary to secure from any governmental agency necessary approvals or licenses or to obtain patents with respect to the Product. Such obligations of the parties relating to Confidential Information shall expire ten (10) years after expiration or termination of this Agreement.

16.2. This Agreement, by reference, incorporates the Confidentiality Agreement signed by PRAECIS and Cook on January 5, 1996, and is made a part hereof as through fully set forth herein.

16.3. Neither party shall disclose any information about this Agreement, including its existence, without the prior written consent of the other party.

16.4. Cook shall not during the term of the Agreement Manufacture or develop compounds for themselves or for a party other than PRAECIS that exhibit Lutenizing Hormone Releasing Hormone (LHRH) antagonist activity, other than under this

Agreement. Upon Termination of the Agreement, Cook shall not Manufacture or develop a generic version of the Product.

16.5. Notwithstanding anything to the contrary in this Agreement either party shall be permitted to disclose the terms of this Agreement to applicable governmental tax authorities if requested by such authorities.

FORCE MAJEURE

17.1. Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) caused by an event outside the affected party's reasonable control which affects the Product shall not be considered a breach of this Agreement, and unless provided to the contrary herein, the time required for performance shall be extended for a period equal to the period of such delay. Such events shall include without limitation, acts of God; acts of public enemies; insurrections; riots, injunctions; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; floods; shortages of energy or materials; acts or orders of any government or agency thereof or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause and a good faith estimate of the continuing effect of the force majeure condition and the duration of the affected party's nonperformance, and shall take whatever reasonable steps are appropriate to relieve the effect of such causes as rapidly as possible. If the period of nonperformance of Cook because of Cook force majeure conditions exceeds sixty (60) days, PRAECIS may terminate this Agreement by written notice to Cook. If the period of nonperformance of PRAECIS because of PRAECIS force majeure conditions exceeds sixty (60) days, Cook may terminate this Agreement by written notice to PRAECIS.

COMPLIANCE WITH LAWS

18.1 Each party shall comply with all applicable federal, state and local governmental laws, regulations and rules relating to its performance under this Agreement.

NOTICES

19.1 All notices hereunder shall be delivered personally or by registered or certified mail, postage prepaid, or by facsimile (confirmed by overnight delivery), or by overnight delivery, to the following addresses of the respective parties:

If  to Cook:   Cook Imaging Corporation
               927 South Curry Pike
               Bloomington, Indiana 47403
               Attn:  Joanne W. Daly, Project Coordinator
               Telefax No. 812-332-3079
               Telephone No. 812-333-0887

If to PRAECIS: PRAECIS Pharmaceuticals Inc.
               One Hampshire Street
               Cambridge, Massachusetts 02139-1572
               Attn:  VP Corporate Development
               Telefax No. 617-494-8414
               Telephone No. 617-494-8400

Notices shall be effective upon receipt if personally delivered, on the third business day following the date of mailing if sent by registered or certified mail, and on the second business day following the date of transmission or delivery to the overnight delivery if sent by facsimile or overnight delivery. A party may change its address listed above by notice to the other party.

APPLICABLE LAW

20.1. This Agreement is being delivered and executed in the State of Indiana. "Venue shall be proper only in a court of competent jurisdiction located in the State of Indiana. In any action brought regarding the validity, construction and enforcement of this Agreement, it shall be governed in all respects by the laws of the State of Indiana, without regard to the principals of conflicts of laws. The parties shall be subject to personal jurisdiction in and consent to service of process issued by such court.

ASSIGNMENT

21.1. Neither party shall assign this Agreement or any part hereof or any interest herein to any third party, (or use any subcontractor) without the written approval of the other party. However, PRAECIS may, without such consent, assign or sell this Agreement to an Affiliate of PRAECIS. Cook may, without such consent, assign this Agreement to an Affiliate of Cook. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party then has hereunder.

21.2. PRAECIS shall have the right, transferable to its marketing and development partner, Hoffman La-Roche, to buy the remainder of the term of the contract ("Buy-out") subject to payment of a fee to COOK, to be negotiated and agreed upon by PRAECIS and COOK in good faith. Such a fee will consider the remaining term of the contract, the PRAECIS' forecasted unit volume requirements for the remainder of the term of the contract, the profit margin forecasted to be received by Cook from Manufacture of the Product and the reasonable probability that Cook shall recover a portion of the profits during the remainder of the term through alternate commercial use of the facility. The Buy-out will occur upon six months prior written notice to COOK.

ALLIANCES

22.1. Nothwithstanding anything to the contrary herein, Cook agrees that PRAECIS shall have the right to enter into alliances with third parties who may engage in joint (with PRAECIS) or unilateral marketing and promoting of the Product or any combination of products that includes the Product.

TAXES

23.1. PRAECIS shall pay all national, state, municipal or other sales, use excise, import, property, value added, or other similar taxes, assessments or tariffs assessed upon or levied against the sale of Product to PRAECIS pursuant to this Agreement (or at PRAECIS' sole expense, defend against the imposition of such taxes). Cook shall notify PRAECIS of any such taxes that any governmental authority is seeking to collect from Cook, and PRAECIS may assume the defense thereof in Cook's name, if necessary, and Cook agrees to fully cooperate in such defense to the extent of the capacity of Cook, at PRAECIS' expense. Cook shall pay all national, state, municipal or other taxes on the income resulting from the sale by Cook of the Product to PRAECIS under this Agreement, including but not limited to gross income, adjusted gross income, supplemental net income, gross receipts, excess profits taxes, or other similar taxes.

SUCCESSORS AND ASSIGNS

24.1. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their affiliates, successors and permitted assigns.

ENTIRE AGREEMENT

25.1.1 This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all written or oral prior agreements or understandings with respect thereto.

SEVERABILITY

26.1. If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

WAIVER-MODIFICATION OF AGREEMENT

27.1 No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both parties hereto. Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

INDEPENDENT CONTRACTOR and USE OF MACHINE

28.1 Cook shall act as an independent contractor for PRAECIS in providing the services required hereunder and shall not be considered an agent for joint venture with PRAECIS. Unless otherwise provided herein to the contrary, Cook shall furnish all expertise, labor, supervision, machining and equipment necessary for performance hereunder and shall obtain and maintain all building and other permits and licenses required by public authorities.

29.1 PRAECIS will purchase at its own expense a Perry Acco filling machine to install at Cook for Manufacture of NDA validation and subsequent commercial lots. Prior to NDA validation, the machine shall be fully dedicated to Manufacture of Product. This machine will be returned to PRAECIS, at PRAECIS' request upon

Termination of this Agreement. Cook will provide to PRAECIS a certificate of insurance on the aforementioned PRAECIS purchased equipment.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the later date written below.


COOK IMAGING CORPORATION           PRAECIS PHARMACEUTICALS INC.


By: /s/ Jerry C. Arthur           By: /s/ Marc A. Silver
    --------------------------        ------------------------------------------
Title:  President                 Title: Vice President - Corporate Development
        ----------------------           --------------------------------------
Date:   March 16, 1998            Date:  February 10, 1998
        ----------------------           --------------------------------------

         CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION.
                 ASTERISKS (*) DENOTE SUCH OMISSIONS.

Annex A Project Price/Unit

Based on *** units being generated *** (includes filling, labeling, packaging, and analytical support; all as described above)

*** Pricing Information Omitted ***
--------------------------------------------------------------------------------

For purposes of example:

*** Pricing Example Omitted ***

Price/unit in a given calendar year will be based on the total unit quantity actually purchased for that calendar year. Over the calendar year, units will be purchased at the unit price indicated in the schedule above. A reconciliation will take place within thirty (30) days after the end of the calendar year.

For example:

Where,

Calendar Year Unit Purchases = ***

*** Pricing Example Omitted ***

In the case the an amount is due PRAECIS, PRAECIS shall receive a credit immediately applicable to new orders for the then current year. In the event that an amount is due Cook. PRAECIS shall submit payment in full within 60 days of year end.

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                [COOK LETTERHEAD]

                               SCHEDULE I FOR PPI
                              (Project code 110-02)


Primary Contact -    -    Nick Barker & Mark Staples, Ph.D.    ph:  617-494-8400
                          Praecis Pharmaceuticals Inc.        fax:  617-621-8675
                          1 Hampshire Street
                          Cambridge, MA 02139-1572

Product Description --    PPI-149 Depot powder filled in a vial; used to treat
                          prostate cancer.

Safety -             -    Respirators must be worn by all personnel entering
                          the weighing and filling area.

Storage -            -    Store the bulk drug substance and finished product at
                          controlled room temperature. NOTE: The finished product will be stored for 60 days free of charge from date of COOK release, after which PPI will accrue a storage fee of $125/month/pallet (or any quantity thereunder).

-------------------------------------------------------------------------------
                            Raw Material & Components
-------------------------------------------------------------------------------
               Item                   Test    Storage  Supplied by  COOK P/N
-------------------------------------------------------------------------------
PPI-149-***                             C        RT      CLIENT     1153-928
-------------------------------------------------------------------------------
SGD molded 3 mL x 20 mm Type I vial                       COOK      2249-928
-------------------------------------------------------------------------------
West 20 mm 4432/50 stopper                                COOK      2134-321
-------------------------------------------------------------------------------
West 20 mm aluminum tear-off seal                         COOK      2197-321
-------------------------------------------------------------------------------
NOTE: COOK will store any remaining bulk drug substance for 30 days after the fill date (unless other runs are scheduled) at which time all the inventory will be sent back to CLIENT, F.O.B. Bloomington
-------------------------------------------------------------------------------

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

Filling -

*** Approximately 5 lines omitted ***

Chemistry/Microbiology ***

      NOTE: ***

*** Approximately 23 lines omitted ***

Inspection -   -  ***

Labeling -     -  *** Approximately 4 lines omitted ***


Packaging -    -  *** Approximately 4 lines omitted ***

Shipping-      -  Shipments are F.O.B. Bloomington.

Disposal -     -  ***

Contacts at CPS -

      Scientific Affairs Manager          Tami Stackhouse
      Materials Manager                   Robert Stoner
      Quality Assurance Manager           Jennifer Walls

Documentation provided by CPS -

1. Master batch record for review and approval by CPS and PPI.

2. Product specific validation summaries.

3. Executed batch records (includes C of A)

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

-------------------------------------------------------------------------------
                                  Project Price
-------------------------------------------------------------------------------
Based on *** units being generated *** (includes filling, labeling, packaging, and analytical support; all as described above)
-------------------------------------------------------------------------------
  *** Pricing Information Omitted ***
-------------------------------------------------------------------------------

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

SCHEDULE 2:    Provisional Product Specification Sheet
                  Praecis Pharmaceuticals Inc./
                  Cook Imaging Corporation

              PPI-149-Depot Drug Product Tentative Specifications
              ---------------------------------------------------

The following tentative specifications have been established for PPI-149-Depot. It is understood that these specifications will be reviewed on an ongoing basis and amended as appropriate. Regulatory agency feedback may also necessitate specification review.

Before Reconstitution

-------------------------------------------------------------------------------
Test                                     Tentative Specification
-------------------------------------------------------------------------------
Appearance before reconstitution         White to off-white powder in a
                                         sealed vial
-------------------------------------------------------------------------------
Identification                           ***
-------------------------------------------------------------------------------
***content                               ***
-------------------------------------------------------------------------------
Uniformity of vial content               ***
-------------------------------------------------------------------------------
Peptide assay (based on uniformity of    ***
content)
-------------------------------------------------------------------------------
Impurities                               ***
-------------------------------------------------------------------------------
Moisture content                         ***
-------------------------------------------------------------------------------
Particle size                            ***
-------------------------------------------------------------------------------
Sterility USP D71E                       ***
-------------------------------------------------------------------------------
Bacterial Endotoxin Test USP D85E        ***
-------------------------------------------------------------------------------
Dissolution*                             ***
-------------------------------------------------------------------------------



------------
* PRAECIS is currently investigating a discriminating dissolution test method and accordingly will implement a drug product dissolution specification in the future.

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

After Reconstitution ***:

-------------------------------------------------------------------------------
Test                                    Tentative Specifications
-------------------------------------------------------------------------------
Appearance after reconstitution         White to off-white suspension
-------------------------------------------------------------------------------
pH after reconstitution                 ***
-------------------------------------------------------------------------------
Dose delivery after reconstitution      ***
-------------------------------------------------------------------------------


                                       2